Exhibit 99.1

New York Community Bancorp, Inc. Completes the Strategic Balance Sheet Repositioning Announced in Conjunction with the Proposed Merger with Astoria Financial Corporation

WESTBURY, N.Y.--(BUSINESS WIRE)--December 29, 2015--New York Community Bancorp, Inc. (NYSE: NYCB) (the “Company”) today reported that it has completed the strategic balance sheet repositioning it announced on October 29, 2015 in conjunction with the signing of a definitive merger agreement with Astoria Financial Corporation (“Astoria Financial”).

In connection with the repositioning, the Company prepaid $10.4 billion of wholesale borrowings with an average cost of 3.16% in the current fourth quarter, and replaced them with a like amount of wholesale borrowings having an average cost of 1.58%. The 158-basis point reduction in the average cost will result in an annual after-tax benefit to earnings of approximately $100 million, beginning in 2016.

The repositioning resulted in a one-time after-tax prepayment charge of approximately $547 million, which will be reflected in the Company’s results of operations for the three and twelve months ended December 31, 2015. The impact on capital of this charge will be more than offset by the net proceeds of the Company’s follow-on common stock offering, which also was announced on October 29th. The offering produced net proceeds of $630.5 million upon its completion on November 4th.

Commenting on the repositioning, President and Chief Executive Officer Joseph R. Ficalora noted, “It is encouraging that this strategy, together with the offering completed in November, will be even more beneficial to the combined company than we originally thought. In addition to the positive impact on our earnings going forward, the combination of these strategies will add approximately $83 million to our capital at December 31, 2015.”

A registration statement on Form S-4, including a preliminary joint proxy statement of Astoria Financial and the Company and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction, was filed on December 18, 2015 with the U.S. Securities and Exchange Commission (the “SEC”), and the required applications were filed with the Company’s federal and state bank regulatory agencies earlier this month.

About New York Community Bancorp, Inc.

One of the largest U.S. bank holding companies, with assets of $49.0 billion at the end of September, New York Community Bancorp, Inc. is a leading producer of multi-family loans on rent-regulated buildings in New York City and the parent of New York Community Bank and New York Commercial Bank. With deposits of $28.3 billion and 269 branches in Metro New York, New Jersey, Florida, Ohio, and Arizona, the Company also ranks among the largest depositories in the United States.

Reflecting its growth through a series of acquisitions, the Community Bank currently operates through seven local divisions, each with a history of service and strength: Queens County Savings Bank, Roslyn Savings Bank, Richmond County Savings Bank, and Roosevelt Savings Bank in New York; Garden State Community Bank in New Jersey; Ohio Savings Bank in Ohio; and AmTrust Bank in Florida and Arizona. Similarly, New York Commercial Bank operates 18 of its 30 New York-based branches under the divisional name Atlantic Bank. Additional information about the Company and its bank subsidiaries is available at www.myNYCB.com and www.NewYorkCommercialBank.com.

Cautionary Statements Regarding Forward-Looking Information

The information presented herein, and in other related communications, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the expected completion date, financial benefits, and other effects of the proposed merger of the Company and Astoria Financial.

Forward-looking statements can be identified by the use of the words “anticipate,” “expect,” “intend,” “estimate,” “target,” and other words of similar import. Forward-looking statements are not historical facts but, instead, express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.

Factors that may cause such a difference include, but are not limited to, the reaction to the transaction of the companies’ customers, employees, and counterparties; customer disintermediation; inflation; expected synergies, cost savings, and other financial benefits of the proposed transaction might not be realized within the expected time frames or might be less than projected; the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained; credit and interest rate risks associated with the Company’s and Astoria Financial’s respective businesses, customers, borrowings, repayment, investment, and deposit practices, and general economic conditions, either nationally or in the market areas in which the Company and Astoria Financial operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks and important factors that could affect the Company’s and Astoria Financial’s future results are identified in their Annual Reports on Form 10-K for the year ended December 31, 2014 and other reports filed with the SEC.

Forward-looking statements are made only as of the date of this release and any related communications, and neither the Company nor Astoria Financial undertakes any obligation to update any forward-looking statements contained herein to reflect events or conditions after the date hereof.

Important Additional Information

This communication is being made in respect of the proposed merger transaction involving the Company and Astoria Financial. The Company has filed a registration statement on Form S-4 with the SEC, which includes a joint proxy statement of Astoria Financial and the Company and a prospectus of the Company, and each party will file other documents regarding the proposed transaction with the SEC. A definitive joint proxy statement/prospectus will also be sent to shareholders of Astoria Financial and of the Company seeking any required stockholder approvals. Before making any voting or investment decision, investors and security holders of Astoria Financial and the Company are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by the Company and Astoria Financial with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge at its website at http://ir.mynycb.com/ and the documents filed by Astoria Financial may be obtained free of charge at its website at http://ir.astoriabank.com/. Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to New York Community Bancorp, Inc., Attn: Corporate Secretary, 615 Merrick Avenue, Westbury, New York 11590 or by calling (516) 683-4420, or from Astoria Financial upon written request to Astoria Financial Corporation, Attn: Monte N. Redman, President, One Astoria Bank Plaza, Lake Success, New York 11042 or by calling (516) 327-3000.

The Company, Astoria Financial, their directors, executive officers, and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s and Astoria Financial’s stockholders in favor of the approval of the merger. Information about the directors and executive officers of the Company and their ownership of its common stock is set forth in the proxy statement for its 2015 annual meeting of stockholders, as previously filed with the SEC on April 24, 2015. Information about the directors and executive officers of Astoria Financial and their ownership of its common stock is set forth in the proxy statement for its 2015 annual meeting of stockholders, as previously filed with the SEC on April 17, 2015. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus.

CONTACT:
New York Community Bancorp, Inc.
Investors:
Ilene A. Angarola, 516-683-4420
or
Media:
Kelly Maude Leung, 516-683-4032

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